Exhibit 10.13

EXECUTION VERSION

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE SUCH OMISSIONS.

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of November 20, 2012 by and among ALTRA HOLDINGS, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto, together with each other Subsidiary that may hereafter become party to this Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Supplement hereto in substantially the form of Annex I attached hereto (all such Subsidiaries, together with the Company, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT

The Company, certain Subsidiaries of the Company identified on Schedule 2.23 to the Credit Agreement (together with the Company, the “Borrowers”), the Administrative Agent, and the Lenders are entering into a Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Grantors are entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement.

ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Amendment” shall have the meaning set forth in Section 4.4 hereof.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Commercial Tort Claims” means the commercial tort claims (as defined in the UCC) of any Grantor, including each commercial tort claim specifically described in Exhibit I.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Loan Party, a banking institution holding such Loan Party’s funds in a Deposit Account, and the Administrative Agent with respect to collection and Control of all deposits and balances held in a deposit account maintained by such Loan Party with such banking institution.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Excluded Equity” means any voting stock of any direct subsidiary of any Grantor that is a controlled foreign corporation (as defined in Section 957 of the Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the regulations of the United States Department of the Treasury), except to the extent that a pledge hereunder of such excess voting stock could not reasonably be expected to result in an adverse tax consequence to such Grantor.

“Excluded Property” means, collectively, with respect to any Grantor:

(a) all Excluded Equity;

(b) any contracts, Instruments, Chattel Paper, letters of credit, bonds, guarantees or Documents (but not any Accounts arising thereunder) to which such Grantor is now or hereafter a party, but only to the extent that such contract, Instrument, Chattel Paper, letter of credit, bond, guarantee or Document contains a term or is subject to a rule of law, statute or regulation that validly restricts, prohibits or expressly requires the consent (which consent has not been obtained after such Grantor’s request therefor) of a Person (other than any Grantor or any of its Affiliates) to the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC);

(c) any property now owned or hereafter acquired by such Grantor that is subject to a purchase money Lien or a capital lease (in each case permitted under the Credit Agreement) if the contractual obligation pursuant to which such Lien is granted (or the documentation providing for such purchase money Lien or capital lease) validly prohibits or expressly requires the consent (which consent has not been obtained after such Grantor’s request therefor) of a Person (other than any Grantor or any of its Affiliates) to the creation, attachment or perfection of the security interest granted herein in such property;

(d) any “intent to use” Trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent to use” Trademark applications under applicable federal law;

(e) any real property owned by such Grantor;

(f) the Deposited Amounts, as such term is defined in the Acknowledgement dated as November 20, 2012 from The Bank of New York Mellon Trust Company, N.A.; and

(g) any Equity Interest of any Foreign Subsidiary indirectly owned by such Grantor;

provided, that “Excluded Property” shall not include any Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would themselves otherwise constitute Excluded Property).

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means all Patents, Trademarks, Copyrights and any other intellectual property.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all licenses of the foregoing whether as licensee or licensor; (e) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (f) all rights to sue for past, present, and future infringements thereof; and (g) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement; provided, however, that Pledged Collateral shall not include any Excluded Equity.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Securities Account” shall have the meaning set forth in Article 8 of the UCC.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each of the Grantors hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under all personal property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents, Trademarks and Licenses;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims; and

(xvi)	all accessions to, substitutions for and replacements, proceeds (including Stock Rights), proceeds of any insurance, indemnity, warranty or guaranty, and rents, profits and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Notwithstanding the foregoing, the security interest created by this Security Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property; provided, however, that if any Excluded Property would have otherwise constituted Collateral, when such property ceases to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral. The Grantors shall, annually at the time provided for the delivery of information in Section 4.15 hereof, if requested by the Administrative Agent, identifying in reasonable detail the Excluded Property and shall provide to the Administrative Agent such other information regarding the Excluded Property as the Administrative Agent may reasonably request. From and after the Closing Date, no Grantor shall permit to become effective in any contracts, Instruments, Chattel Paper, letters of credit, bonds, guarantees or Documents to which such Grantor is a party a provision that would restrict, prohibit or require a consent of any Person to the creation, attachment or perfection of the security interest granted herein, unless such Grantor believes, in its reasonable judgment, that such restriction, prohibition or requirement of consent is usual and customary in transactions of such type.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the Secured Parties that:

3.1 Title, Authorization, Validity, Enforceability, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(f), and has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement have been duly authorized by proper corporate, limited liability company, limited partnership or partnership, as applicable, proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit G, the Administrative Agent will have a fully perfected first priority security interest in the Collateral in which a security interest may be perfected by filing of a financing statement under the UCC in such jurisdiction, subject only to Liens permitted under Section 4.1(f).

3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

3.3 Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

3.4 Collateral Locations. All of such Grantor’s locations where Collateral with a value is excess of $5,000,000 is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated on Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated on Exhibit A.

3.5 Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Except as disclosed on Exhibit A, such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.6 Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor having a value in excess of $2,000,000. All action by such Grantor necessary to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has, to the extent requested by the Administrative Agent, been duly taken. The Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(f).

3.7 Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper owned by such Grantor are and will be correctly stated in all material respects in all records of such Grantor relating thereto.

3.8 Filing Requirements. None of the Equipment owned by such Grantor is covered by any certificate of title, except for motor vehicles. None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) motor vehicles and (b) Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures having an aggregate value in excess of $2,000,000 owned by such Grantor are located is set forth in Exhibit E together with the name and address of the record owner of each such property.

3.9 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements and security agreements (a) naming the Administrative Agent on behalf of the Secured Parties as the secured party, (b) in respect of Liens permitted under Section 6.02 of the Credit Agreement and (c) for which the Administrative Agent has been provided on or prior to the date hereof with either UCC-3 termination statements, written security agreement releases or a written acknowledgement from the applicable secured party of the termination of the applicable security agreement.

3.10 Pledged Collateral.

Exhibit F sets forth a complete and accurate list of all Equity Interest constituting Pledged Collateral and, to extent such Pledged Collateral has an individual value in excess of $1,000,000, all other Pledged Collateral. Each Grantor is the direct and sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties hereunder or as permitted under Section 6.02 of the Credit Agreement. Each Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued, are fully paid and non-assessable and constitute the percentage of the issued and outstanding shares of stock (or other Equity Interests) of the respective issuers thereof indicated in Exhibit F, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, and (iii) to the extent requested by the Administrative Agent, all such Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control.

3.11 Intellectual Property.

3.11.1 Exhibit D contains a complete and accurate listing as of the Effective Date of all Patents, Patent applications, Trademark registrations, applications for registration of Trademarks, Copyright registrations and applications for registration of Copyrights (“Registered Intellectual Property”) of each of the Grantors. This Security Agreement is effective to create a valid and continuing Lien on the Intellectual Property of the Grantors and, upon filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of appropriate financing statements in the jurisdictions listed on Exhibit G, all action necessary or desirable to protect and perfect the security interest in, to and on each Grantor’s Patents, Trademarks or Copyrights has been taken and such perfected security interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. All of the Registered Intellectual Property are to Grantors’ knowledge valid and subsisting, in good standing and are recorded or is in the process of being recorded in the name of the applicable Grantor, except as could not reasonably be expected to result in a Material Adverse Effect.

3.11.2 Such Intellectual Property is valid, subsisting, unexpired (where registered) and enforceable and has not been abandoned or, in the case of issued Patents or registered Trademarks or Copyrights, adjudged invalid or unenforceable, in whole or in part, except as could not be reasonably expected to result in a Material Adverse Effect.

3.11.3 No Person other than the respective Grantor and such Grantor’s Affiliates has any right or interest of any kind or nature in or to the Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit the Intellectual Property or any portion thereof outside of the ordinary course of the respective Grantor’s business. Each Grantor has good, marketable and exclusive title to, and the valid and enforceable power and right to sell, license, transfer, distribute, use and otherwise exploit, its Intellectual Property, except as could not be reasonably expected to result in a Material Adverse Effect.

3.11.4 Each Grantor has taken or caused to be taken commercially reasonable steps so that none of its Intellectual Property, the value of which to the Grantors are contingent upon maintenance of the confidentiality thereof, have been disclosed by such Grantor to any Person other than employees, contractors, customers, representatives and agents of the Grantors who are parties to customary confidentiality and nondisclosure agreements with the Grantors, except as could not be reasonably expected to result in a Material Adverse Effect.

3.11.5 To each Grantor’s knowledge, no Person has violated, infringed upon or breached, or is currently violating, infringing upon or breaching, any of the rights of the Grantors to the Intellectual Property or has breached or is breaching any duty or obligation owed to the Grantors in respect of the Intellectual Property except where those breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect.

3.11.6 No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Grantor or to which any Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate.

3.11.7 No Grantor has received any written notice that remains outstanding challenging the validity, enforceability, or ownership of any Intellectual Property except where those challenges could not reasonably be expected to result in a Material Adverse Effect, and to such Grantor’s knowledge at the date hereof there are no facts upon which such a challenge could be made.

3.11.8 Each Grantor owns directly or is entitled to use, by license or otherwise, all Intellectual Property necessary for the conduct of any material portion of such Grantor’s business.

3.11.9 Each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the trademarks owned or licensed by such Grantor use such adequate standards of quality, except where the failure to use adequate standards of quality could not reasonably be expected to result in a Material Adverse Effect.

3.11.10 The consummation of the transactions contemplated by the Loan Documents will not result in the termination or material impairment of any of the Intellectual Property necessary for the conduct of any material portion of such Grantor’s business.

3.12 Deposit Accounts and Securities Accounts. All of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B.

3.13 [Intentionally Omitted].

3.14 Conflicting Laws and Contracts. Neither the execution and delivery by such Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will (i) violate any applicable law or regulation in any material respect, (ii) violate the charter, by-laws or other organizational documents of such Grantor, (iii) violate or result in a default under any indenture, agreement or other instrument binding upon and material to such Grantor or its assets, or give rise to a right thereunder to require any payment to be made by such Grantor (except for such violations, defaults and payment requirements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect), or (iv) result in the creation or imposition of any Lien on any asset of such Grantor, except Liens created pursuant to the Loan Documents.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1 General.

(a) Inspection. Such Grantor will permit the Administrative Agent or any Secured Party, by its representatives and agents to inspect the Collateral in the manner, and subject to the restrictions, set forth in Section 5.06 of the Credit Agreement.

(b) [Intentionally Omitted].

(c) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes the Administrative Agent to file, and if requested will execute and deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Administrative Agent in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral, subject to Liens permitted under Section 6.02 of the Credit Agreement; provided that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Loan Documents on the Collateral to any Liens otherwise permitted under Section 6.02 of the Credit Agreement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired.”

(d) Further Assurances. Such Grantor will, if so reasonably requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Administrative Agent may reasonably request, all in such reasonable detail as the Administrative Agent may specify. Such Grantor also will take any and all actions necessary to defend title to the Collateral owned by such Grantor and to defend the security interest of the Administrative Agent in the Collateral and the priority thereof against all claims and demands of all persons at any time claiming any interest therein materially adverse to the Administrative Agent or any other Secured Party other than Liens permitted hereunder or under the Credit Agreement, unless such Grantor reasonably believes that it is in its best interest to not take on such defense; provided that if such claim or demand concerns Equity Interests constituting Pledged Collateral or such other Collateral to the extent such other Collateral has a value in excess of $2,000,000, then no defense needs to be taken if the Administrative Agent agrees in its sole but reasonable discretion that it is in the best interest of such Grantor to not take on such defense. Further, notwithstanding any other provision or requirement contained herein, following the occurrence and continuance of an Event of Default, such Grantor will, at the request of the Administrative Agent, execute and/or deliver to the Administrative Agent, all financing statements, instruments and other documents and take any and all other actions to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in all Collateral, regardless of whether such action would not be required hereunder due to the value of the Collateral or otherwise.

(e) Disposition of Collateral. No Grantor will sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to Article VI of the Credit Agreement.

(f) Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral except for Liens created under this Security Agreement and the other Liens permitted under Section 6.02 of the Credit Agreement.

(g) Other Financing Statements. No Grantor will suffer to exist or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except for any financing statement authorized under Section 4.1(c) hereof, including Liens permitted under Section 6.02 of the Credit Agreement. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection herewith without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(h) Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. Each Grantor will (except to the extent permitted by the Credit Agreement):

(i) preserve its existence and corporate structure as in effect on the Effective Date;

(ii) not change its jurisdiction of organization;

(iii) not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified in Exhibit A; and

(iv) not (i) have any Inventory, Equipment or Fixtures or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1(e)) with an aggregate book value in excess of $5,000,000 at a location other than a location specified in Exhibit A, (ii) change its name or taxpayer identification number or (iii) change its mailing address, unless, in each such case, such Grantor shall have given the Administrative Agent not less than thirty (30) days’ prior written notice of such event or occurrence and the Administrative Agent shall have either (x) reasonably determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of such Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent’s security interest in the Collateral owned by such Grantor.

(i) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral and all agreements to which it is a party or by which it is bound relating to the Collateral, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4.2 Receivables.

(a) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables in accordance with such Grantor’s customary business practices.

(b) Delivery of Invoices. Upon the request of the Administrative Agent, such Grantor will deliver to the Administrative Agent promptly upon its request after the occurrence and during the continuance of a Default or an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as the Administrative Agent shall specify.

(c) Electronic Chattel Paper. If the Collateral of any Grantor shall become electronic chattel paper with a value in excess of $2,000,000, then each applicable Grantor shall take all steps necessary to grant the Administrative Agent Control of such electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3 Maintenance of Goods. Such Grantor will, in accordance with its customary business practices, do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair, working order and saleable condition (ordinary wear and tear excepted) and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so, individually or in the aggregate, could not reasonably be excepted to have a Material Adverse Effect.

4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to the Administrative Agent promptly upon execution of this Security Agreement the originals of all Chattel Paper with an individual value in excess of $2,000,000, all Instruments with an individual value in excess of $2,000,000 and all Securities constituting Collateral (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and promptly thereafter deliver to the Administrative Agent, any Equity Interests (other than Equity Interests of a domestic Immaterial Subsidiary) constituting Pledged Collateral (to the extent certificated) and, unless otherwise instructed by the Administrative Agent, any Chattel Paper with a value in excess of $2,000,000, any Instrument with a value in excess of $2,000,000 and any other Security with a value in excess of $2,000,000, (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document with a value in excess of $2,000,000 evidencing or constituting Collateral and (d) promptly upon the Administrative Agent’s reasonable request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit H hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral described in clause (b) and (c) above. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

4.5 Uncertificated Pledged Collateral and Other Investment Property. Each Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral and other Investment Property not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or, to the extent the same has a value in excess of $2,000,000 other types of Pledged Collateral and Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. Such Grantor will, to the extent reasonably requested by the Administrative Agent, exercise reasonable efforts to cause (a) the issuers of uncertificated securities which are Pledged Collateral or Investment Property and (b) any securities intermediary which is the holder of any Pledged Collateral or Investment Property, to cause the Administrative Agent to have and retain Control over such Pledged Collateral or Investment Property. Without limiting the foregoing, to the extent requested by the Administrative Agent, such Grantor will, with respect to Pledged Collateral or Investment Property held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control.

4.6 Pledged Collateral.

(a) Changes in Capital Structure of Issuers. Except as permitted in the Credit Agreement or hereunder, the Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral to dissolve, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets or merge or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing.

(b) Issuance of Additional Securities. Except as expressly permitted under Article VI of the Credit Agreement, no Grantor will permit or suffer the issuer of an Equity Interest constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

(c) Registration of Pledged Collateral. Each Grantor will permit any registerable Pledged Collateral to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders following the occurrence and during the continuance of an Event of Default and without any further consent of such Grantor.

(d) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, the Grantors shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of the Pledged Collateral.

(ii) Each Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, with prior notice to such Grantor (provided that failure to provide such notice shall not prevent the Administrative Agent or its nominee from exercising such rights), to exercise all voting rights or other rights relating to the Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii) If any Grantor shall become entitled to receive or shall receive (a) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other non-cash property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, or (b) to the extent in violation of the Credit Agreement, any dividends or other distributions paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of an issuer, such Grantor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent, segregated from the other property or funds of such Grantor, and, to the extent the related Pledged Collateral is required to be delivered hereunder, be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

4.7 Intellectual Property.

(a) Each Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any License material to such Grantor’s business held by such Grantor and to enforce the security interests granted hereunder.

(b) Each Grantor shall notify the Administrative Agent promptly if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) material to such Grantor’s business may become abandoned or dedicated other than by a decision made in the ordinary course of business using reasonable business judgment, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright material to such Grantor’s business, its right to register the same, or to keep and maintain the same.

(c) If any Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright material to such Grantor’s business with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, such Grantor shall promptly give the Administrative Agent written notice thereof, and, upon reasonable request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may reasonably request to evidence the Administrative Agent’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

4.8 Commercial Tort Claims. If the general counsel, president, chief executive officer, corporate secretary, any vice president or any Financial Officer of any Grantor identifies the existence of a commercial tort claim belonging to such Grantor in excess of $2,000,000, then such Grantor shall promptly, and in any event within thirty (30) days after the same is acquired by it, notify the Administrative Agent of such commercial tort claim acquired by it and, upon the request of the Administrative Agent, the Grantor shall execute and deliver an Amendment or execute and deliver any other document reasonably requested by the Administrative Agent to evidence the grant of a security interest therein in favor of the Administrative Agent.

4.9 Letter-of-Credit Rights. If any Grantor is or becomes the beneficiary of a letter of credit with a face amount in excess of $2,000,000, then after the occurrence and during the continuance of a Default, such Grantor shall promptly, and in any event within five Business Days after becoming a beneficiary, notify the Administrative Agent thereof, and upon the Administrative Agent’s request, such Grantor will take commercially reasonable efforts to cause each issuer of each such letter of credit to consent to the assignment of any proceeds of such letter of credit and any Letter-of-Credit Rights to give the Administrative Agent Control of the Letter of Credit Rights to such letter of credit.

4.10 Federal, State or Municipal Claims. Each Grantor will promptly notify the Administrative Agent of any Collateral which constitutes a claim in excess of $2,000,000 against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11 No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

4.12 Insurance. In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, at the reasonable request of the Administrative Agent, each Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the total commitment or the total replacement cost value of the improvements.

4.13 Collateral Access Agreements. The applicable Grantors shall use commercially reasonable efforts to obtain and deliver to the Administrative Agent within sixty (60) days after the Closing Date a Collateral Access Agreement executed by the lessor of the Company’s headquarters located at 300 Granite Street, Suite 201, Braintree, MA 02184. Further, if requested to do so by the Administrative Agent after the occurrence and during the continuance of a Default, each Grantor will use commercially reasonable efforts to obtain within sixty (60) days following any such request a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee, warehouseman or consignee with respect to any warehouse or processor or other location where Collateral with a value in excess of $5,000,000 owned by such Grantor is stored or located.

4.14 Deposit Account Control Agreements. Each Grantor will provide to the Administrative Agent, upon the Administrative Agent’s request, a Deposit Account Control

Agreement duly executed on behalf of each bank or other financial institution in which it maintains a Deposit Account in order to give the Administrative Agent Control of such Deposit Account. Notwithstanding the foregoing, no Grantor shall be required to deliver a Deposit Account Control Agreement for any Deposit Account which does not hold an average daily amount of more than $1,000,000, for any zero balance account, for any payroll account or for any Deposit Account maintained with the Administrative Agent.

4.15 Updating of Exhibits to Security Agreement. The Company will provide the Administrative Agent, on an annual basis, concurrently with the delivery of the Compliance Certificate of a Financial Officer of the Company as required by Section 5.01(c) of the Credit Agreement with respect to the financial statements delivered for the second fiscal quarter of each fiscal year of the Company, updated versions of the Exhibits to this Security Agreement; provided that if there have been no changes to any such Exhibits since the previous updating thereof required hereby, the Company shall indicate that there has been “no change” to the applicable Exhibit(s).

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1 Events of Default. The occurrence of any one or more of the Events of Default (as defined in the Credit Agreement) shall constitute an Event of Default hereunder.

5.2 Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may and at the direction of the Required Lenders shall, exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that this Section 5.2(a) shall not be understood to limit any rights available to the Administrative Agent and the Secured Parties prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv) without notice (except as specifically provided in Section 7.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the applicable Grantor hereby expressly releases.

(d) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain outstanding Swap Obligations and Banking Services Obligations, the Required Lenders may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which under the documents establishing the Swap Obligations or Banking Services Obligations would allow or require the termination or acceleration of any Swap Obligations and Banking Services Obligations.

(f) Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so, but such Grantor shall not be required to participate in such sale if such Grantor reasonably believes, after consultation with legal counsel, such sale is not in accordance with applicable law.

(h) The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

5.3 Grantors’ Obligations Upon Event of Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at the Grantors’ premises or elsewhere;

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Administrative Agent may request, all in form and substance satisfactory to the Administrative Agent, and furnish to the Administrative Agent, or cause an issuer of Pledged Collateral to furnish to the Administrative Agent, any information regarding the Pledged Collateral in such detail as the Administrative Agent may specify;

(d) comply with Section 4.1(d) of this Security Agreement; and

(e) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral.

5.4 Grant of License. Each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense, following the occurrence and during the continuance of an Event of Default, without charge, any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all customer lists, computer software and programs used for the compilation or printout thereof; provided that with respect to any (i) Patent, (ii) rights in any Trademark outside the United States or (iii) know-how of such Grantor, in each case, existing after the Effective Date, which such Grantor, in its reasonable business judgment, subjects to, or intends to subject to, an exclusive license or a license that contains a “most favored nations” clause, such license granted in this clause (a) shall be effective upon the occurrence and continuance of an Event of Default, and (b) irrevocably agrees that the Administrative Agent may, following the occurrence and during the continuance of an Event of Default, sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

5.5 Waivers. Each Grantor hereby waives, to the fullest extent permitted by law, notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Company, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.

ARTICLE VI

ATTORNEY IN FACT; PROXY

6.1 [Intentionally Omitted].

6.2 Authorization for Administrative Agent to Take Certain Action.

(a) Subject to Section 6.2(b) hereof, each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in the Credit Agreement, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are permitted under Section 6.02 of the Credit Agreement), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee permitted hereunder are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and other Secured Parties, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.2(a)(i)-(vi) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3 Proxy. SUBJECT TO THE LAST SENTENCE OF THIS SECTION 6.3, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES

AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF).

6.4 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY LENDER, NOR ANY OF THEIR AFFILIATES, NOR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

7.1 Waivers. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

7.2 Limitation on Administrative Agent’s and other Secured Parties’ Duty with Respect to the Collateral. The Administrative Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the

Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) if necessary to preserve the Administrative Agent’s rights against any parties with respect to any of the Collateral, to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2.

7.3 Compromises and Collection of Collateral. Each Grantor and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

7.4 Secured Party Performance of Grantors’ Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse the Administrative Agent for any reasonable amounts paid by the Administrative Agent pursuant to this Section 7.4. Each Grantor’s obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

7.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.1(f), 4.1(h), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 5.3, or 7.6 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against the Grantors.

7.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(e) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(e)) shall be binding upon the Administrative Agent or the Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.

7.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Secured Parties until the Secured Obligations have been paid in full.

7.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security

Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

7.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.

7.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

7.12 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of one primary counsel, one local and/or special counsel for each other relevant jurisdiction or specialization, and additional counsel in light of actual or potential conflicts of interest) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

7.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

7.14 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until the earlier of (i) the satisfaction of the conditions to the Collateral Fallaway (as defined in the Credit Agreement) set forth in Section 9.18 of the Credit Agreement and (ii) (x) the Credit Agreement has terminated pursuant to its express terms and (y) all of the Secured Obligations have been indefeasibly paid in cash and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the Secured Parties which would give rise to any Secured Obligations are outstanding; provided that following the occurrence of the Collateral Reinstatement this Security Agreement shall automatically be reinstated.

7.15 Entire Agreement. This Security Agreement and the other Loan Documents embody the entire agreement and understanding among the Grantors and the Administrative Agent relating to the Collateral and supersede all prior agreements and understandings among the Grantors and the Administrative Agent relating to the Collateral.

7.16 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Security Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Grantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Grantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Security Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security

Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Article VIII of this Security Agreement, and each of the Grantor hereby appoints the Company as its agent for service of process. Nothing in this Security Agreement or any other Loan Document will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

7.17 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.18 Indemnity. Each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify the Administrative Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement or any other Loan Document, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Secured Parties or the Grantors, and any claim for Patent, Trademark or Copyright infringement); provided, that such indemnity shall not, as to the Administrative Agent or any Secured Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party.

7.19 Counterparts. This Security Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

ARTICLE VIII

NOTICES

8.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 9.01 of the Credit Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor, in care of the Company at the address of the Company set forth in Section 9.01 of the Credit Agreement.

8.2 Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE IX

THE ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.

By:	/s/ Christian Storch
Name:	Christian Storch
Title:	Vice President and Chief Financial Officer

WARNER ELECTRIC INTERNATIONAL HOLDING, INC.
BOSTON GEAR LLC
BAUER GEAR MOTOR LLC
WARNER ELECTRIC TECHNOLOGY LLC
INERTIA DYNAMICS, LLC
WARNER ELECTRIC LLC
AMERIDRIVES INTERNATIONAL, LLC
KILIAN MANUFACTURING CORPORATION
FORMSPRAG LLC
NUTTALL GEAR L L C
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED

By:	/s/ Glenn Deegan
Name:	Glenn Deegan
Title:	Secretary

[SIGNATURE PAGE TO SECURITY AGREEMENT]

STATE OF	Massachusetts	)
) SS
COUNTY OF	Norfolk	)

The foregoing instrument was acknowledged before me this 16th day of November, 2012, by Christian Storch, Vice President and Chief Financial Officer of Altra Holdings, Inc. and Altra Industrial Motion, Inc. (collectively, the “Companies”), on behalf of said Companies.

/s/ Notary Public
Notary Public

My commission expires: March 18, 2016

[NOTARY SIGNATURE PAGE TO SECURITY AGREEMENT]

STATE OF	Massachusetts	)
) SS
COUNTY OF	Norfolk	)

The foregoing instrument was acknowledged before me this 16th day of November, 2012, by Glenn Deegan, Secretary of Warner Electric International Holding, Inc., Boston Gear LLC, Bauer Gear Motor LLC, Warner Electric Technology LLC, Inertia Dynamics, LLC, Warner Electric LLC, Ameridrives International, LLC, Kilian Manufacturing Corporation, Formsprag LLC, Nuttal Gear L L C, TB Wood’s Corporation, and TB Wood’s Incorporated (collectively, the “Companies”), on behalf of said Companies.

/s/ Notary Public
Notary Public

My commission expires: March 18, 2016

[NOTARY SIGNATURE PAGE TO SECURITY AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
As Administrative Agent

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Sr. Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

PLEDGE AND SECURITY AGREEMENT

EXHIBITS

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.5, 4.1(h)(iii), and 4.1(h)(iv) of Security Agreement)

GRANTORS’ INFORMATION AND COLLATERAL LOCATIONS

NOTICE ADDRESS FOR ALL GRANTORS

c/o Altra Holdings, Inc.

300 Granite St., Suite 201

Braintree, MA 02184

Attention: Chief Financial Officer

Facsimile: (781) 843-0709

I.	General Information

Name of Grantor	State	Entity Type	Org. No	Tax No.

Altra Holdings, Inc.	DE	C Corp.	3870357	61-1478870
Altra Industrial Motion, Inc.	DE	C Corp.	3878606	30-0283143
Ameridrives International, LLC	DE	LLC	2673483	54-1826102
Bauer Gear Motor LLC	DE	LLC	4940148	27-5083480
Boston Gear LLC	DE	LLC	3822981	11-3723980
FORMSPRAG LLC	DE	LLC	3534967	01-0712538
Inertia Dynamics, LLC	DE	LLC	4046002	20-4221420
Kilian Manufacturing Corporation	DE	C Corp.	0817664	06-0933715
Nuttall Gear L L C	DE	LLC	2765519	54-1856788
TB Wood’s Corporation	DE	C Corp.	2531112	25-1771145
TB Wood’s Incorporated	PA	C Corp.	394660	23-1232420
Warner Electric International Holding, Inc.	DE	C Corp.	3142042	54-1967086
WARNER ELECTRIC LLC	DE	LLC	3142038	54-1967089
WARNER ELECTRIC TECHNOLOGY LLC	DE	LLC	3142046	54-1967084

II.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office/Mailing Address of Each Grantor:

c/o Altra Holdings, Inc.

300 Granite St., Suite 201

Braintree, MA 02184

Attention: Chief Financial Officer

Facsimile: (781) 843-0709

III.	Other Entity Names in Past Five Year

Name of Entity	Fictitious Names in the last five years	Previous Names in the last five years
Ameridrives International, LLC	Ameridrives Couplings, Ameridrives Coupling Products, Ameridrives Power Transmission	None
Bauer Gear Motor LLC	Bauer	Altra Bauer LLC Altra Bauer, LLC
Boston Gear LLC	Boston Gear	None
FORMSPRAG LLC	Formsprag, Formsprag Clutch, Marland, Marland Clutch	None
Inertia Dynamics, LLC	Matrix, Warner Electric	None
Kilian Manufacturing Corporation	Kilian	None
Nuttall Gear L L C	Nuttall Gear, Delroyd Worm Gear	None
TB Wood’s Corporation	None	None
TB Wood’s Incorporated	TB Wood’s	TB Wood’s Enterprises, Inc.
WARNER ELECTRIC LLC	Wichita Clutch, Warner Linear, Industrial Clutch	None

IV.	Mergers or Acquisitions in the Past Five Years

Name of Entity	Transaction Description	Date
Bauer Gear Motor LLC	Acquired in asset purchase	05/29/11

TB Wood’s Corporation	Merger of Forest Acquisition Corporation with and into TB Wood’s Corporation	04/05/07
TB Wood’s Incorporated	Merger of TB Wood’s Enterprises, Inc. and TB Wood’s Incorporated	12/21/11

V.	Locations of Collateral:

(a)	Properties Owned by the Grantors:

Grantor/Owner	Street	City	State	Country	ZIP
WARNER ELECTRIC LLC	449 Gardner Street	South Beloit	IL	USA	61080
WARNER ELECTRIC LLC	802 E. Short Street	Columbia City	IN	USA	46725
FORMSPRAG LLC	23601 Hoover Road	Warren	MI	USA	48089
Kilian Manufacturing Corporation	1728-36 Burnet Avenue	Syracuse	NY	USA	13206
TB Wood’s Corporation	440 North Fifth Avenue	Chambersburg	PA	USA	17201
Ameridrives International, LLC	1802 Pittsburgh Avenue	Erie	PA	USA	16502
WARNER ELECTRIC LLC	2800 Fisher Road	Wichita Falls	TX	USA	76302
TB Wood’s Corporation	2000 Clovis Barker Road	San Marcos	TX	USA	78666

(b)	Properties Leased by the Grantors (Include Landlord’s Name):

Grantor/Lessee	Landlord	Street	City	State	Country	ZIP
Inertia Dynamics, LLC	Hitchcock Properties, LLC	31 Industrial Park Road	New Hartford	CT	USA	06057
WARNER ELECTRIC LLC	Precision Realty Corporation	722 E. Swihart Street	Columbia City	IN	USA	46725
Boston Gear LLC	John H.O. La Gatta	701 Carrier Drive	Charlotte	NC	USA	28216
Nuttall Gear L L C	Wheatfield Business Park, LP.	2221 Niagara Falls Boulevard	Niagara Falls	NY	USA	14304
Ameridrives International, LLC	R. A. Burton Properties, LLC	1680 Cornell Road	Green Bay	WI	USA	54313

EXHIBIT B

(See Section 3.12 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Average Amount Held in Deposit Account	Description of Deposit Account
Altra Industrial Motion Inc	***	***	***	***
Altra Industrial Motion Inc	***	***	***	***
Altra Industrial Motion Inc	***	***	***	***

Altra Industrial Motion Inc	***	***	***	***

TB Wood’s Incorporated	***	***	***	***
Ameridrives International LLC	***	***	***	***

Nuttall Gear LLC	***	***	***	***
American Enterprises MPT Corp	***	***	***	***

Kilian Manufacturing Corp	***	***	***	***

Altra Bauer LLC	***	***	***	***

Altra Industrial Motion Inc	***	***	***	***
Altra Industrial Motion Inc	***	***	***	***
Altra Industrial Motion Inc	***	***	***	***
Altra Industrial Motion Inc	***	***	***	***

Name of Grantor	Name of Institution	Account Number	Average Amount Held in Deposit Account	Description of Deposit Account
Kilian Manufacturing Corp	***	***	***	***

Kilian Manufacturing Corp	***	***	***	***

TB Wood’s Incorporated	***	***	***	***

SECURITIES ACCOUNTS

Grantor	Name and Address of the Securities Intermediary or Issuer	Account Number	Average Market Value Held in Securities Account	Description of Securities Account
Altra Industrial Motion, Inc.	***	***	***	***
Altra Holdings, Inc.	***	***	***	***
Altra Holdings, Inc.	***	***	***	***
Altra Industrial Motion, Inc.	***	***	***	***
Altra Industrial Motion, Inc.	***	***	***	***
Altra Industrial Motion, Inc.	***	***	***	***

EXHIBIT C

(See Section 3.6 of Security Agreement)

LETTER OF CREDIT RIGHTS

None

CHATTEL PAPER

None

EXHIBIT D

(See Section 3.8 and 3.11 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
See attached Consolidated Patent List

PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
See attached Consolidated Patent List

TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number
See attached Consolidated Trademark List

TRADEMARK APPLICATIONS

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
See attached Consolidated Trademark List

COPYRIGHTS

Name of Grantor	Copyright	Registration Date	Registration Number
None

COPYRIGHT APPLICATIONS

Name of Grantor	Copyright Application	Application Filing Date	Application Serial Number
None

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement
***	License Agreement	August 17, 2009	Ameridrives International, LLC
The Grantors own or license certain off-the-shelf software, which software is ready-made and available for sale, lease, or license to the general public.

From time to time in the course of manufacturing products for their customers, certain customers may grant the Grantors limited licenses to certain of their intellectual property.

CONSOLIDATED IP LISTING

DOMESTIC PATENTS

Grantor	Patent Name	Patent Number	Issue Date
Ameridrives International, LLC	Driveshaft With Sealed Slip Joint Seal	5,655,968	8/12/1997
Inertia Dynamics, LLC	Power-Off Brake With Manual Release	5,915,507	6/29/1999
Inertia Dynamics, LLC	Clutch System and Method	6,488,133	12/3/2002
Inertia Dynamics, LLC	Electromagnetic Disk Brake With Rubber Friction Disk Braking Surface	6,161,659†	12/19/2000
Kilian Manufacturing Corporation	Bearing Assembly for a Steering Assembly	7,637,667	12/29/2009
TB Wood’s Incorporated	Flexible Coupling with End Stress Relief Structure	5,611,732	6/16/1998
TB Wood’s Incorporated	Flexible Coupling Device	7,390,265	3/18/1997
Warner Electric LLC	Electromechanical screw drive actuator	6,927,513	8/9/2005
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	5,285,882	2/15/1994
Warner Electric Technology LLC	Rotor for electromagnetic coupling	5,305,865	4/26/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	5,337,869	8/16/1994
Warner Electric Technology LLC	Electromagnetic coupling armature assembly adaptable to various types of hubs	5,370,209	12/6/1994
Warner Electric Technology LLC	Sound-damping armature assembly for an electromagnetic coupling	5,372,228	12/13/1994
Warner Electric Technology LLC	High strength electromagnetic coupling disc	5,445,259	8/29/1995
Warner Electric Technology LLC	Clutch/brake assembly	5,549,186	8/27/1996
Warner Electric Technology LLC	Method of manufacturing a component for an electromagnetic friction clutch assembly	5,708,955	1/13/1998
Warner Electric Technology LLC	Formlock shoes with flats	5,865,284	2/2/1999
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	6,257,388	7/10/2001
Warner Electric Technology LLC	Armature for a Selectively Engageable and Disengageable Coupling	6,364,084	4/2/2002
Warner Electric Technology LLC	Armature for a Selectively Engageable and Disengageable Coupling	6,557,236	5/6/2003
Warner Electric Technology LLC	Drive assembly with lightweight backstopping clutch	7,261,196	8/28/2007
Warner Electric Technology LLC	Balanced flow cooling water jacket	7,374,027	5/20/2008
Warner Electric Technology LLC	Automatically releasable bidirectional overrunning clutch	7,389,863	6/24/2008
Warner Electric Technology LLC	Rotational coupling device	7,493,996	2/24/2009
Warner Electric Technology LLC	Rotational coupling device	7,527,134	5/5/2009
Warner Electric Technology LLC	Dual actuator friction brake assembly	7,556,128	7/7/2009

Grantor	Patent Name	Patent Number	Issue Date
Warner Electric Technology LLC	Liquid cooled brake assembly	7,591,349	9/22/2009
Warner Electric Technology LLC	Rotational coupling device with sealed key	7,721,864	5/25/2010
Warner Electric Technology LLC	Rotational coupling device	7,732,959	6/8/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	7,766,134	8/3/2010
Warner Electric Technology LLC	Dual actuator friction brake assembly	7,900,752	3/8/2011
Warner Electric Technology LLC	Rotational coupling device	7,975,818	7/12/2011
Warner Electric Technology LLC	Torque arm assembly for a backstopping clutch	7,987,960	8/2/2011
Warner Electric Technology LLC	Safety control for releasable backstopping clutch	8,038,575	10/18/2011
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	8,123,012	2/28/2012

†	Will lapse as of December, 2012.

DOMESTIC PATENT APPLICATIONS

Grantor	Patent Name	Application Number	Filing Date
Inertia Dynamics, LLC	Wrap Spring Clutch Coupling With Quick Release Feature	12/868,007	8/25/2010
Inertia Dynamics, LLC	Wrap Spring Clutch Coupling With Forced Spring Clearance Disengagement	12/968,972	12/15/2010
Warner Electric Technology LLC	Liquid Cooled Brake With Support Columns	11/670,698	2/2/2007
Warner Electric Technology LLC	Rotational Coupling Device With Improved Drive Key Retention Structure	12/048,638	3/14/2008
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	Rotational Coupling Device With Wear Compensation Structure	13/348,994	1/12/2012
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***

Grantor	Patent Name	Application Number	Filing Date
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***

FOREIGN PATENTS

Grantor	Mark	Country	Registration No.	Issue Date
Warner Electric Technology LLC	Sprag retainer with rotational restraint	Europe	EP0602889	6/22/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	France	EP0602889	6/22/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	Germany	EP0602889	6/22/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	Italy	EP0602889	6/22/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	United Kingdom	EP0602889	6/22/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	Israel	107584	11/12/1993
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	Israel	152385	8/5/2009
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	Malaysia	MY-117,623-A	7/31/2004
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	Singapore	92564	2/28/2005
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	Turkey	TR2002 02428B	7/21/2003
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	Europe	EP0604190	9/3/1997
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	France	EP0604190	9/3/1997
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	Germany	EP0604190	9/3/1997
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	United Kingdom	EP0604190	9/3/1997
Warner Electric Technology LLC	Rotor for electromagnetic coupling	Europe	EP0614023	5/21/1997	[1]
Warner Electric Technology LLC	Rotor for electromagnetic coupling	France	EP0614023	5/21/1997	[2]

[1]	Will lapse as of 03/13/2013
[2]	Will lapse as of 03/13/2013

Grantor	Mark	Country	Registration No.	Issue Date
Warner Electric Technology LLC	Rotor for electromagnetic coupling	Germany	EP0614023	5/21/1997	[3]
Warner Electric Technology LLC	Rotor for electromagnetic coupling	United Kingdom	EP0614023	5/21/1997	[4]
Warner Electric Technology LLC	Clutch/brake assembly	France	2,727,485	7/17/1998
Warner Electric Technology LLC	Clutch/brake assembly	Japan	3,723,872	9/30/2005
Warner Electric Technology LLC	Clutch/brake assembly	United Kingdom	2,295,656	8/12/1998
Warner Electric Technology LLC	Armature for a selectively engageable and disengageable coupling	Mexico	232309	11/23/2005	[5]
Warner Electric Technology LLC	Rotational coupling device	Europe	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	France	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	Germany	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	Italy	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	Spain	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	United Kingdom	EP1893884	11/25/2009
Warner Electric Technology LLC	Rotational coupling device	Mexico	275205	4/15/2010
Warner Electric Technology LLC	Rotational coupling device	Europe	EP1893883	4/13/2011
Warner Electric Technology LLC	Rotational coupling device	France	EP1893883	4/13/2011
Warner Electric Technology LLC	Rotational coupling device	Germany	EP1893883	4/13/2011
Warner Electric Technology LLC	Rotational coupling device	United Kingdom	EP1893883	4/13/2011
Warner Electric Technology LLC	Rotational coupling device	Japan	5052508	8/3/2012
Warner Electric Technology LLC	Rotational coupling device	Mexico	275206	4/15/2010
Warner Electric Technology LLC	Rotational coupling device	Europe	EP1893880	10/5/2011
Warner Electric Technology LLC	Rotational coupling device	France	EP1893880	10/5/2011
Warner Electric Technology LLC	Rotational coupling device	Germany	EP1893880	10/5/2011
Warner Electric Technology LLC	Rotational coupling device	Italy	EP1893880	10/5/2011
Warner Electric Technology LLC	Rotational coupling device	United Kingdom	EP1893880	10/5/2011
Warner Electric Technology LLC	Rotational coupling device	Japan	5043834	7/20/2012

[3]	Will lapse as of 03/13/2013
[4]	Will lapse as of 03/13/2013
[5]	Will lapse as of 02/14/2015

Grantor	Mark	Country	Registration No.	Issue Date
Warner Electric Technology LLC	Rotational coupling device	Mexico	282562	1/6/2011
Warner Electric Technology LLC	Rotational coupling device	Japan	4961012	3/30/2012
Warner Electric Technology LLC	Rotational coupling device	South Korea	10-1031611	4/20/2011
Warner Electric Technology LLC	Liquid cooled brake assembly	Europe	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	Germany	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	Netherlands	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	Romania	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	Russia	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	United Kingdom	EP1943433	4/14/2010
Warner Electric Technology LLC	Liquid cooled brake assembly	Mexico	285209	3/31/2011
Warner Electric Technology LLC	Liquid cooled brake assembly	Singapore	141736	8/31/2009
Warner Electric Technology LLC	Balanced flow cooling water jacket	Europe	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	Germany	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	Netherlands	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	Romania	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	Russia	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	United Kingdom	EP1943434	10/6/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	Mexico	294889	1/18/2012
Warner Electric Technology LLC	Liquid cooled brake with support columns	Australia	2008214106	12/22/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Chile	48.344	3/27/2012
Warner Electric Technology LLC	Liquid cooled brake with support columns	Europe	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Germany	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Netherlands	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Romania	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Russia	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	United Kingdom	EP2115316	1/12/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	Singapore	154159	9/30/2011
Warner Electric Technology LLC	Liquid cooled brake with support columns	South Africa	2009/05050	9/29/2010
Warner Electric Technology LLC	Rotational coupling device with sealed key	Europe	EP2286104	11/16/2011
Warner Electric Technology LLC	Rotational coupling device with sealed key	France	EP2286104	11/16/2011
Warner Electric Technology LLC	Rotational coupling device with sealed key	Germany	EP2286104	11/16/2011
Warner Electric Technology LLC	Rotational coupling device with sealed key	United Kingdom	EP2286104	11/16/2011

FOREIGN PATENT APPLICATIONS

Grantor	Mark	Country	Application No.	Filing Date
Inertia Dynamics, LLC	Wrap spring clutch coupling with quick release feature	PCT	PCT/US2011/48540	8/22/2011
Inertia Dynamics, LLC	Wrap spring clutch coupling with forced spring clearance disengagement	PCT	PCT/US2011/64649	12/13/2011
Warner Electric Technology LLC	Torque arm assembly for a backstopping clutch	Australia	2008247581	11/5/2009
Warner Electric Technology LLC	Torque arm assembly for a backstopping clutch	Canada	200880020478.3	12/16/2009
Warner Electric Technology LLC	Safety control for releasable backstopping clutch	Australia	2009202888	7/17/2009
Warner Electric Technology LLC	Clutch/brake assembly	Germany	19544321.7	11/28/1995
Warner Electric Technology LLC	Rotational coupling device	Japan	2008-515719	12/3/2007
Warner Electric Technology LLC	Rotational coupling device	South Korea	10-2008-7000647	1/9/2008
Warner Electric Technology LLC	Rotational coupling device	Mexico	MX/a/2010/004050	4/14/2010
Warner Electric Technology LLC	Rotational coupling device	South Korea	10-2008-7000650	1/9/2008
Warner Electric Technology LLC	Rotational coupling device	South Korea	10-2008-7000645	1/9/2008
Warner Electric Technology LLC	Rotational coupling device	Europe	07754729.7	9/28/2008
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	Europe	09747974.5	5/10/2011
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	Mexico	MX/a/2011/004728	5/4/2011
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	Japan	2011-535600	5/10/2011
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	South Korea	10-2011-7012542	6/1/2011
Warner Electric Technology LLC	***	***	***	***
Warner Electric Technology LLC	***	***	***	***
Warner Electric Technology LLC	Liquid cooled brake assembly	Brazil	PI 0618103-1	4/30/2008
Warner Electric Technology LLC	Liquid cooled brake assembly	India	2125/CHENP/2008	4/29/2008
Warner Electric Technology LLC	Balanced flow cooling water jacket	Brazil	PI 0618104-0	4/30/2008

Grantor	Mark	Country	Application No.	Filing Date
Warner Electric Technology LLC	Balanced flow cooling water jacket	India	2692/CHENP/2008	5/29/2008
Warner Electric Technology LLC	Balanced flow cooling water jacket	Singapore	200802768-2.	4/11/2008
Warner Electric Technology LLC	Liquid cooled brake with support columns	China	200880003823.2	7/31/2009
Warner Electric Technology LLC	Liquid cooled brake with support columns	Hong Kong	10101672.1	2/12/2010
Warner Electric Technology LLC	Rotational coupling device with sealed key	Canada	2724640	11/16/2010

DOMESTIC TRADEMARK REGISTRATIONS

Grantor	Mark	Registration No.	Date
Altra Industrial Motion, Inc.	ALTRA INDUSTRIAL MOTION	3,360,155	12/25/2007
Altra Industrial Motion, Inc.	A & Design (Altra Logo)	3,146,781	9/19/2006
Altra Industrial Motion, Inc.	STIEBER	4,018,722	8/30/2011
Altra Industrial Motion, Inc.	TORSI-LOCK	4,061,095	11/22/2011
Ameridrives International, LLC	AMERICARDAN	2,488,262	9/11/2001
Ameridrives International, LLC	AMERIDISC & Design	802,185	1/18/1966
Ameridrives International, LLC	AMERIDRIVES	2,168,489	6/23/1998
Ameridrives International, LLC	AMERIDRIVES	4,022,613	9/6/2011
Ameridrives International, LLC	AMERIFLEX	1,000,720	12/31/1974
Ameridrives International, LLC	AMERIGEAR	2,951,600	5/17/2005
Ameridrives International, LLC	AMERILOC	3,995,157	7/12/2011
Ameridrives International, LLC	THE AMERIGEAR FULLY CROWNED TOOTH	2,980,971	8/2/2005
Boston Gear LLC	ACE	1,771,190	5/18/1993
Boston Gear LLC	BEAR-N-BRONZ	603,829	3/29/1955
Boston Gear LLC	BG & Design	298,486	10/25/1932
Boston Gear LLC	BOST-BRONZ	547,544	9/4/1951
Boston Gear LLC	BOST-BRONZ & Design	612,905	9/27/1955
Boston Gear LLC	BOST-FLEX	1,111,218	1/16/1979
Boston Gear LLC	BOSTON	522,912	3/28/1950
Boston Gear LLC	BOSTON & Design	1,374,572	12/10/1985
Boston Gear LLC	BOSTON GEAR	905,805	1/12/1971
Boston Gear LLC	BOSTON GEAR	905,846	1/12/1971
Boston Gear LLC	BOSTONE	1,131,198	2/26/1980
Boston Gear LLC	BOS-TRONG & Design (stylized)	837,074	10/17/1967
Boston Gear LLC	CENTRIC	1,365,217	10/15/1985
Boston Gear LLC	CENTRIGARD	3,374,068	1/22/2008
Boston Gear LLC	DCX	1,689,927	6/2/1992
Boston Gear LLC	DCX PLUS	1,794,125	9/21/1993
Boston Gear LLC	MOTOR MULTIPLIER	1,131,648	3/11/1980
Boston Gear LLC	OPTIMOUNT	670,192	11/25/1958
Boston Gear LLC	POSIVENT	2,875,347	8/17/2004
Boston Gear LLC	RATOIPAX	985,828	6/11/1974
Boston Gear LLC	RATIOTROL	743,713	1/15/1963
Boston Gear LLC	STABILI SEAL	3,131,135	8/15/2006
Formsprag LLC	BC MA	3,850,875	9/21/2010
Formsprag LLC	CEBMAG	1,352,456	8/6/1985
Formsprag LLC	CECON	2,871,858	8/10/2004
Formsprag LLC	MARLAND	2,667,819	12/31/2002
Inertia Dynamics LLC	UNIBRAKE	809,205	5/31/1966
Kilian Manufacturing Corp.	HI TECH WORRY BEADS	3,747,826	2/9/2010
Kilian Manufacturing Corp.	KILIAN	1,216,354	11/16/1982
Nuttall Gear L L C	DELROYD	3,025,384	12/13/2005
Nuttall Gear L L C	NGC & Design	3,031,121	12/20/2005
Nuttall Gear L L C	NUTTALL	3,031,120	12/20/2005
TB Wood’s Incorporated	ALL-PRO	2,165,737	6/16/1998
TB Wood’s Incorporated	DECK & Design	1,409,209	9/16/1986
TB Wood’s Incorporated	DISC-O-TORQUE	859,264	10/29/1968
TB Wood’s Incorporated	DURA-FLEX	1,116,828	4/24/1979
TB Wood’s Incorporated	FIRST IN COUPLINGS	1,361,466	9/24/1985
TB Wood’s Incorporated	FORM-FLEX	2,152,362	4/21/1998

Grantor	Mark	Registration No.	Date
TB Wood’s Incorporated	G-FLEX	3,501,631	9/16/2008
TB Wood’s Incorporated	POOLE	2,191,918	9/29/1998
TB Wood’s Incorporated	QT POWER CHAIN	2,723,745	6/10/2003
TB Wood’s Incorporated	ROTO-CAM	859,263	10/29/1968
TB Wood’s Incorporated	SURE-FLEX & Design (stylized)	668,649	10/21/1958
TB Wood’s Incorporated	SURE GRIP & Design (stylized)	645,415	5/14/1957
TB Wood’s Incorporated	SURE-GRIP	646,423	6/4/1957
TB Wood’s Incorporated	SURE-GRIP	1,109,150	12/19/1978
TB Wood’s Incorporated	ULTRA-V	1,001,969	1/21/1975
TB Wood’s Incorporated	ULTRA-V	1,001,970	1/21/1975
TB Wood’s Incorporated	W TB WOOD’S & Design	2,059,245	5/6/1997
Warner Electric Technology LLC	A-TRACK	3,263,081	7/10/2007
Warner Electric Technology LLC	AQUAMAKKS	3,490,449	8/19/2008
Warner Electric Technology LLC	AUTOGAP	681,746	7/14/1959
Warner Electric Technology LLC	B-TRACK	3,609,446	4/21/2009
Warner Electric Technology LLC	ELECTRO-MODULE	838,675	11/14/1967
Warner Electric Technology LLC	ELECTRO-PACK	741,888	12/11/1962
Warner Electric Technology LLC	F & Design	743,735	1/15/1963
Warner Electric Technology LLC	FORMCHROME	867,512	4/1/1969
Warner Electric Technology LLC	FORM-LOCK	870,852	6/10/1969
Warner Electric Technology LLC	FORMSPRAG	1,216,418	11/16/1982
Warner Electric Technology LLC	FORMSPRAG & Design	444,642	1/15/1952
Warner Electric Technology LLC	GFR	3,494,910	9/2/2008
Warner Electric Technology LLC	KOPPER KOOL	1,258,259	11/22/1983
Warner Electric Technology LLC	LLH	1,759,504	3/23/1993
Warner Electric Technology LLC	MAG STOP	1,851,941	8/30/1994
Warner Electric Technology LLC	MESUR-FIL	990,826	8/13/1974
Warner Electric Technology LLC	MISTRAL	2,168,734	6/30/1998
Warner Electric Technology LLC	PCE	1,136,601	6/3/1980
Warner Electric Technology LLC	SHEAVE-GRIP	3,085,816	4/25/2006
Warner Electric Technology LLC	UNIDAMP	1,795,619	9/28/1993
Warner Electric Technology LLC	UNIMODULE	1,678,062	3/3/1992
Warner Electric Technology LLC	WARNER & Design (stylized)	527,445	7/11/1950
Warner Electric Technology LLC	WARNER ELECTRIC	726,202	1/9/1962
Warner Electric Technology LLC	WARNER ELECTRIC	1,026,080	12/2/1975
Warner Electric Technology LLC	WARNER ELECTRIC	3,287,916	9/4/2007
Warner Electric Technology LLC	WARNER LINEAR	3,413,352	4/15/2008
Warner Electric Technology LLC	WICHITA	1,565,483	11/14/1989
Warner Electric Technology LLC	WICHITA CLUTCH	3,039,567	1/10/2006

DOMESTIC TRADEMARK APPLICATIONS

None.

FOREIGN TRADEMARK REGISTRATIONS

Grantor	Mark	Country	Registration No.	Date
Altra Industrial Motion, Inc.	A & Design	Australia	1185473	7/3/2007
Altra Industrial Motion, Inc.	A & Design	Canada	TMA787507	1/17/2011
Altra Industrial Motion, Inc.	A & Design	Europe	006067953	9/19/2006
Altra Industrial Motion, Inc.	A & Design	Hong Kong	300906066	5/16/2008
Altra Industrial Motion, Inc.	A & Design	India	890300	7/5/2007
Altra Industrial Motion, Inc.	A & Design	Japan	5126277	3/11/2010
Altra Industrial Motion, Inc.	A & Design	Mexico	1053502	4/4/2008
Altra Industrial Motion, Inc.	A & Design	Singapore	T0715070C	8/12/2008
Altra Industrial Motion, Inc.	A & Design	South Africa	2007/14502	7/6/2007
Altra Industrial Motion, Inc.	A & Design	South Korea	40-0775102	5/11/2010
Altra Industrial Motion, Inc.	A & Design	Taiwan	1310870	1/8/2009
Altra Industrial Motion, Inc.	A & Design	Thailand	Kor296763	5/16/2008
Altra Industrial Motion, Inc.	STIEBER	Madrid Protocol[6]	1127639	6/18/2012

Ameridrives International, LLC	AMERIDRIVES	Madrid Protocol[7]	1088193	7/14/2011

Ameridrives International, LLC	AMERIDRIVES	China	9303830	4/21/2012
Ameridrives International, LLC	AMERIGEAR	Canada	UCA43128	6/11/1952
Boston Gear LLC	BEAR-N-BRONZ & Design	Canada	TMA116839	2/5/1960
Boston Gear LLC	BG & Design	Canada	TMA116836	2/5/1960
Boston Gear LLC	BOST-BRONZ	Canada	TMA118130	5/20/1960
Boston Gear LLC	BOSTON	France	1624494	4/12/1991
Boston Gear LLC	BOSTON GEAR	Australia	522543	11/6/1989
Boston Gear LLC	BOSTON GEAR	France	1624493	4/12/1991
Boston Gear LLC	BOSTON GEAR	Mexico	473663	9/15/1994
Boston Gear LLC	BOSTON GEAR	Mexico	658794	3/24/2000
Boston Gear LLC	BOSTON GEAR & Design	Canada	TMA172185	10/23/1970

Boston Gear LLC	CENTRIC	Canada	TMA324230	2/27/1987
Boston Gear LLC	CENTRIC	United Kingdom	1259254	1/30/1986

Boston Gear LLC	RATIOPAX	Canada	TMA208074	07/04/1975

Boston Gear LLC	RIGHT-90	Canada	TMA143118	12/17/1965

Formsprag LLC	CECON	Brazil	829095993	10/6/2009
Formsprag LLC	MARLAND	Brazil	892096000	10/6/2009
Formsprag LLC	MARLAND	Chile	906684	1/3/2011
Formsprag LLC	MARLAND	India	1928881	4/8/2011
Formsprag LLC	MARLAND	Peru	166335	7/27/2010
Formsprag LLC	MARLAND	South Africa	2009/17809	9/11/2009
Formsprag LLC	MARLAND	Madrid Protocol[8]	1024543	11/5/2009

Kilian Manufacturing Corp.	ARGOSY	Canada	TMA332924	10/9/1987
Kilian Manufacturing Corp.	KILIAN	Canada	TMA354757	4/21/1989
Kilian Manufacturing Corp.	KILROL	Canada	TMA636222	3/29/2005
TB Wood’s Incorporated[4]	DURA FLEX	Argentina	2425995	2/28/2011
TB Wood’s Incorporated	DURA-FLEX	Europe (CTM)	000507277	10/2/2000

[6]	Protection extended to AU, CH, CN, JP, NO, RU, SG, UA
[7]	Request to extend protection pending in AU, CN, EU, JP, SG, VN
[8]	Protection extended to AU, CN, EP, RU

Grantor	Mark	Country	Registration No.	Date
TB Wood’s Incorporated	DURA-FLEX	Japan	4166483	7/10/1998
TB Wood’s Incorporated.	DURA-FLEX	Mexico	552086	6/26/1997
TB Wood’s Incorporated	DURA-FLEX	Taiwan	807300	7/1/1998
TB Wood’s Incorporated	DURA-FLEX	United Kingdom	1105120	11/22/1978
TB Wood’s Incorporated	FORMFLEX	Canada	TMA215307	8/13/1976
TB Wood’s Incorporated	FORM-FLEX	Germany	1053953	9/16/1991
TB Wood’s Incorporated	FORMFLEX	Japan	1975830	8/19/1987
TB Wood’s Incorporated	FORM-FLEX	Mexico	670270	2/22/2001
TB Wood’s Incorporated	FORM-FLEX	South Korea	140855	5/25/1987
TB Wood’s Incorporated	G-FLEX	Canada	TMA767613	5/21/2010
TB Wood’s Incorporated	G-FLEX	Mexico	1120117	9/10/2009
TB Wood’s Incorporated	QT POWER CHAIN	Canada	TMA623038	10/20/2004
TB Wood’s Incorporated	QT POWER CHAIN	Mexico	818826	1/26/2004
TB Wood’s Incorporated	SPEEDLIGN	Canada	TMA665131	5/29/2006
TB Wood’s Incorporated	SPEEDLIGN	France	1286266	6/19/1974
TB Wood’s Incorporated	SPEEDLIGN	Germany	935511	9/17/1975
TB Wood’s Incorporated	SPEEDLIGN	Mexico	896028	8/23/2005
TB Wood’s Incorporated	SPEEDLIGN	United Kingdom	1029397	5/13/1974
TB Wood’s Incorporated	SUREFLEX	Germany	926107	12/17/1974
TB Wood’s Incorporated	SUREFLEX	Singapore	T82/02556B	5/21/1982
TB Wood’s Incorporated	SUREFLEX	United Kingdom	998327	05/13/1982
TB Wood’s Incorporated	SURE-FLEX	Benelux	0316801	10/20/1972
TB Wood’s Incorporated	SURE-FLEX	Brazil	810924631	3/19/1985
TB Wood’s Incorporated	SURE-FLEX	Canada	TMA380915	3/1/1991
TB Wood’s Incorporated.	SURE-FLEX	France	023196347	11/27/2002
TB Wood’s Incorporated	SURE-FLEX	Italy	1037180	9/25/1974
TB Wood’s Incorporated	SURE-FLEX	Japan	1923250	12/24/1986
TB Wood’s Incorporated	SURE-FLEX	Mexico	670271	8/30/2000
TB Wood’s Incorporated	SURE-FLEX	Switzerland	405626	9/14/1992
TB Wood’s Incorporated	SURE-FLEX & Design (stylized)	Australia	375472	5/13/1982
TB Wood’s Incorporated	SUREFLEX & Katakan	Japan	1740947	1/23/1995
TB Wood’s Incorporated	W TB WOOD’S & Design	Mexico	686987	2/22/2001
TB Wood’s Incorporated	WOOD’S@WORK	Canada	TMA626975	11/29/2004
Warner Electric Technology LLC	AUTOGAP	United Kingdom	795572	9/17/1959
Warner Electric Technology LLC	FORMCHROME	Switzerland	P-412221	10/18/1994
Warner Electric Technology LLC	FORM-LOCK	Switzerland	P-412226	10/18/1994
Warner Electric Technology LLC	FORMSPRAG	Benelux	15729	1/21/1971
Warner Electric Technology LLC	FORMSPRAG	Brazil	770219144	4/20/1982
Warner Electric Technology LLC	FORMSPRAG	Canada	TMA108144	9/27/1957
Warner Electric Technology LLC	FORMSPRAG	China	520390	5/30/1990

Grantor	Mark	Country	Registration No.	Date
Warner Electric Technology LLC	FORMSPRAG	France	1197077	3/10/1972
Warner Electric Technology LLC	FORMSPRAG	Germany	708841	11/28/1957
Warner Electric Technology LLC	FORMSPRAG	India	694707	5/11/2005
Warner Electric Technology LLC	FORMSPRAG	Italy	781460	5/27/1958
Warner Electric Technology LLC	FORMSPRAG	Japan	1169444	11/6/1975
Warner Electric Technology LLC	FORMSPRAG	Japan	4018891	6/27/1997
Warner Electric Technology LLC	FORMSPRAG	Mexico	205855	9/2/1977
Warner Electric Technology LLC	FORMSPRAG	Spain	2006258 (3)	7/5/1996
Warner Electric Technology LLC	FORMSPRAG	Sweden	83978	12/20/1957
Warner Electric Technology LLC	FORMSPRAG	Switzerland	P-287755	4/26/1977
Warner Electric Technology LLC	FORMSPRAG	United Kingdom	2380616	6/24/2005
Warner Electric Technology LLC	FORMSRPAG & Design	Switzerland	P-412187	10/14/1994
Warner Electric Technology LLC	FORMSPRAG PCE	Germany	998923	3/7/1980
Warner Electric Technology LLC	GFR	Canada	TMA492416	4/6/1998
Warner Electric Technology LLC	GFR	Germany	39733006	12/9/1997
Warner Electric Technology LLC	GFR	Germany	39807235	3/27/1998
Warner Electric Technology LLC	GFR	Mexico	631573	10/29/1999
Warner Electric Technology LLC	KOPPER KOOL	Canada	TMA568894	10/16/2002
Warner Electric Technology LLC	KOPPER KOOL	Germany	1039311	10/6/1982
Warner Electric Technology LLC	KOPPER KOOL	Japan	1759530	4/23/1985
Warner Electric Technology LLC	KOPPER KOOL & Design	Spain	1662162	6/5/1992
Warner Electric Technology LLC	MISTRAL	Australia	564784	6/29/1993
Warner Electric Technology LLC	MISTRAL	Finland	TM 142083	1/22/1996
Warner Electric Technology LLC	MISTRAL	Japan	4033376	7/25/1997
Warner Electric Technology LLC	MISTRAL	United Kingdom	1475775	6/27/1997
Warner Electric Technology LLC	PCE	Japan	1551186	11/26/1982
Warner Electric Technology LLC	R L	Switzerland	P-414247	1/31/1995

Grantor	Mark	Country	Registration No.	Date
Warner Electric Technology LLC	SHEAVE-GRIP	Canada	TMA728275	11/13/2008
Warner Electric Technology LLC	SHEAVE-GRIP	Mexico	786246	3/31/2003
Warner Electric Technology LLC	STIEBER HEIDELBERG	Germany	784371	2/24/1964
Warner Electric Technology LLC	WARNER	Austria	36391	4/13/1957
Warner Electric Technology LLC	WARNER	Benelux	0042990	6/15/1971
Warner Electric Technology LLC	WARNER	Canada	UCA50550	4/20/1954
Warner Electric Technology LLC	WARNER	Italy	1075774	11/26/1976
Warner Electric Technology LLC	WARNER	Japan	452198	9/28/1954
Warner Electric Technology LLC	WARNER	Mexico	92550	4/14/1958
Warner Electric Technology LLC	WARNER	United Kingdom	792664	6/29/1959
Warner Electric Technology LLC	WARNER	United Kingdom	710641	9/17/1952
Warner Electric Technology LLC	WARNER	Vietnam	9997	12/11/1993
Warner Electric Technology LLC	WARNER & Design (stylized)	France	1230455	4/18/1958
Warner Electric Technology LLC	WARNER & Design (stylized)	Germany	674860	4/22/1955
Warner Electric Technology LLC	WARNER & Design (stylized)	Switzerland	P-406103	10/11/1993
Warner Electric Technology LLC	WARNER ELECTRIC	Canada	TMA134253	1/17/1964
Warner Electric Technology LLC	WARNER ELECTRIC	France	1154742	8/1/1968
Warner Electric Technology LLC	WARNER ELECTRIC	Germany	39552705 .8	12/12/1996
Warner Electric Technology LLC	WARNER ELECTRIC	India	672106	12/22/2005
Warner Electric Technology LLC	WARNER ELECTRIC	Italy	1091821	11/3/1986
Warner Electric Technology LLC	WARNER ELECTRIC	Japan	1719848	10/31/1984
Warner Electric Technology LLC	WARNER ELECTRIC	Japan	2294610	1/31/1991
Warner Electric Technology LLC	WARNER ELECTRIC	Spain	2010756(0)	10/20/1997
Warner Electric Technology LLC	WARNER ELECTRIC	Sweden	323081	4/25/1997
Warner Electric Technology LLC	WARNER ELECTRIC	Switzerland	P-438835	3/27/1997
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Austria	50589	7/19/1963

Grantor	Mark	Country	Registration No.	Date
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Benelux	0044210	6/28/1971
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Mexico	115936	1/1/1964
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Singapore	T82/01188Z	3/7/1988
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Sweden	109892	5/19/1964
Warner Electric Technology LLC	WARNER ELECTRIC & Design	Taiwan	64628	6/16/1993
Warner Electric Technology LLC	WARNER LINEAR	Australia	1125414	7/21/2006
Warner Electric Technology LLC	WARNER LINEAR	Canada	TMA774406	7/30/2009
Warner Electric Technology LLC	WARNER LINEAR	China	5655144	9/7/2009
Warner Electric Technology LLC	WARNER LINEAR	Europe (CTM)	005214648	5/11/2007
Warner Electric Technology LLC	WARNER LINEAR	Hong Kong	300685206	7/21/2006
Warner Electric Technology LLC	WARNER LINEAR	Mexico	1060801	7/17/2008
Warner Electric Technology LLC	WARNER LINEAR	Korea, South	40-0720036	8/7/2007
Warner Electric Technology LLC	WARNER LINEAR	Singapore	T06/20041C	9/26/2006
Warner Electric Technology LLC	WARNER LINEAR	Taiwan	1264315	6/1/2007
Warner Electric Technology LLC	WARNER LINEAR	Thailand	Kor275083	10/26/2006
Warner Electric Technology LLC	WICHATA	United Kingdom	783301	10/29/1958
Warner Electric Technology LLC	WICHITA	Australia	640944	8/5/1996
Warner Electric Technology LLC	WICHITA	Benelux	62029	9/20/1971
Warner Electric Technology LLC	WICHITA	Brazil	006788939	10/10/1978
Warner Electric Technology LLC	WICHITA	Canada	TMA120129	9/19/1958
Warner Electric Technology LLC	WICHITA	Chile	877058	6/25/1999
Warner Electric Technology LLC	WICHITA	China	520391	5/30/1990
Warner Electric Technology LLC	WICHITA	Colombia	121609	2/26/1987
Warner Electric Technology LLC	WICHITA	Denmark	VR 1959 00081	1/17/1959
Warner Electric Technology LLC	WICHITA	France	1248360	9/19/1958
Warner Electric Technology LLC	WICHITA	India	694708	1/9/2004
Warner Electric Technology LLC	WICHITA	Israel	57106	6/9/1988

Grantor	Mark	Country	Registration No.	Date
Warner Electric Technology LLC	WICHITA	Italy	847574	11/19/1959
Warner Electric Technology LLC	WICHITA	Japan	2246130	7/30/1990
Warner Electric Technology LLC	WICHITA	Korea, South	0108661	1/8/1985
Warner Electric Technology LLC	WICHITA	Mexico	95017	12/9/1958
Warner Electric Technology LLC	WICHITA	Peru	54452	4/27/1999
Warner Electric Technology LLC	WICHITA	South Africa	81/6897	9/17/1981
Warner Electric Technology LLC	WICHITA	Spain	1045719	4/5/1984
Warner Electric Technology LLC	WICHITA	Taiwan	245903	5/16/1984
Warner Electric Technology LLC	WICHITA	United Kingdom	2192400	9/29/2000
Warner Electric Technology LLC	WICHITA & Design (stylized)	Argentina	1970585	2/16/2004
Warner Electric Technology LLC	WICHITA & Design (stylized)	Switzerland	P-300175	10/9/1979

FOREIGN TRADEMARK APPLICATIONS

Grantor	Mark	Country	Application No.	Date
Altra Industrial Motion, Inc.	A & Design	Brazil	829278044	7/31/2007
Altra Industrial Motion, Inc.	A ALTRA INDUSTRIAL MOTION & Design	China	9376224	4/22/2011
Ameridrives International, LLC	AMERIDRIVES	Brazil	831180242	08/02/2011
Formsprag LLC	BC MA	Brazil	901417858	1/22/2009
Formsprag LLC	CEBMAG	Brazil	829095985	4/13/2007

EXHIBIT E

(See Section 3.8 of Security Agreement)

FIXTURES

Legal Description of County and Street Address of Property where Fixture is Located	Name and Address of Record Owner
440 North Fifth Avenue, Chambersburg, PA, 17201	TB Wood’s Corporation

EXHIBIT F

(See Section 3.10 of Security Agreement and Definition of “Pledged Collateral”)

PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

EQUITY INTERESTS

Grantor/ Owner	Issuer	Certificate Number(s)	Total Number of Shares Outstanding	Number of Shares Owned by Grantor	Class of Stock/ Share	Percentage of Outstanding Shares Owned by Grantor	Percentage Pledged
Altra Holdings, Inc.	Altra Industrial Motion, Inc.	C-2	1,000	1,000	Common Stock, $0.001 par value	100%	100%
Altra Industrial Motion, Inc.	Warner Electric LLC	002	1	1	LLC Interests	100%	100%
Altra Industrial Motion, Inc.	Warner Electric Technology LLC	002	1	1	LLC Interests	100%	100%
Altra Industrial Motion, Inc.	Boston Gear LLC	001	1	1	LLC Interests	100%	100%
Altra Industrial Motion, Inc.	Kilian Manufacturing Corporation	102	10	10	Stock, no par value	100%	100%
Altra Industrial Motion, Inc.	Warner Electric International Holding, Inc.	2	1,000	1,000	Stock, $1.00 par value	100%	100%
Altra Industrial Motion, Inc.	Inertia Dynamics, LLC	002	100%	100%	LLC Interests	100%	100%
Altra Industrial Motion, Inc.	TB Wood’s Corporation	C-1	1,000	1,000	Common Stock, $0.01 par value	100%	100%
Altra Industrial Motion, Inc.	Ameridrives International, LLC	002	100%	100%	LLC Interests	100%	100%
Altra Industrial Motion, Inc.	Nuttall Gear L L C	002	1	1	LLC Interests	100%	100%

Grantor/ Owner	Issuer	Certificate Number(s)	Total Number of Shares Outstanding	Number of Shares Owned by Grantor	Class of Stock/ Share	Percentage of Outstanding Shares Owned by Grantor	Percentage Pledged
Altra Industrial Motion, Inc.	Formsprag LLC	005	861,429	861,429	Units	100%	100%
TB Wood’s Corporation	TB Wood’s Incorporated	2	1,125,000	1,125,000	Common Stock, $0.10 par value	100%	100%
Boston Gear LLC	Bauer Gear Motor LLC	001	100%	100%	LLC Interests	100%	100%
TB Wood’s Incorporated	T.B. Wood’s Canada Ltd.	1015	3,415	3,415	Common Shares	100%	65%
TB Wood’s Incorporated	Industrial Blaju, S.A. de C.V.	2	25,229,382	25,229,382	Capital Stock, $1.00 par value	100%	65%
Kilian Manufacturing Corporation	Kilian Canada ULC	1	300	300	Common Shares, no par value	100%	65%
Warner Electric International Holding, Inc.	Warner Electric UK Group Ltd.	6	2,456,508	2,456,508	Ordinary Shares of £1 each, fully paid	100%	65%
Warner Electric International Holding, Inc.	Warner Electric Group GmbH	Uncertificated	€25,000 share capital	€25,000 share capital		100%	65%
Warner Electric International Holding, Inc.	Warner Electric (Netherlands) Holding, B.V.	Uncertificated	18,200	18,200		100%	65%
Warner Electric International Holding, Inc.	Altra Industrial Motion Netherlands C.V.	Uncertificated	100%	99.9%	Partnership Interests	99.9%	65%

INSTRUMENTS

Grantor (owner of Record of such Instrument)	Issuer	Instrument Description
None

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity
None

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
None

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest
See below.

Existing Joint Ventures

Warner Electric LLC holds 40% of Elastomeric Actuators Inc.

EXHIBIT G

(See Sections 3.1 and 3.11 of Security Agreement)

FILING OFFICES FOR FINANCING STATEMENTS

Name of Grantor	Jurisdiction

Altra Holdings, Inc.	DE
Altra Industrial Motion, Inc.	DE
Ameridrives International, LLC	DE
Bauer Gear Motor LLC	DE
Boston Gear LLC	DE
FORMSPRAG LLC	DE
Inertia Dynamics, LLC	DE
Kilian Manufacturing Corporation	DE
Nuttall Gear L L C	DE
TB Wood’s Corporation	DE
TB Wood’s Incorporated	PA
Warner Electric International Holding, Inc.	DE
WARNER ELECTRIC LLC	DE
WARNER ELECTRIC TECHNOLOGY LLC	DE

EXHIBIT H

(See Section 4.4 of Security Agreement)

AMENDMENT

This Amendment, dated [            ,        ] is delivered pursuant to Section[s] [4.4][4.8] of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated November [    ], 2012 among the undersigned, as a Grantor, the other Grantors party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”), and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

SCHEDULE I TO AMENDMENT

EQUITY INTERESTS

Grantor/Owner	Issuer	Certificate Number(s)	Total Number of Shares Outstanding	Number of Shares Owned by Grantor	Class of Stock/ Share	Percentage of Outstanding Shares Owned by Grantor	Percentage Pledged

INSTRUMENTS

Grantor (owner of Record of such Instrument)	Issuer	Instrument Description

BONDS

Grantor/Owner	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Grantor/Owner	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Grantor/Owner	Issuer	Description of Collateral	Percentage Ownership
Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

EXHIBIT I

COMMERCIAL TORT CLAIMS

Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed
None

ANNEX I

SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

Reference is hereby made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of November [    ], 2012, made by Altra Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiaries of the Company listed on the signature pages thereto and any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof (all such Subsidiaries, together with the Company, the “Grantors”), in favor of the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [                    ] [corporation/limited liability company/limited partnership] (“New Grantor”) agrees to become, and does hereby become, a Grantor under the Agreement and agrees to be bound by the Agreement as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof. New Grantor represents and warrants that the supplements to the Exhibits to the Agreement attached hereto are true and correct in all respects and such supplements set forth all information required to be scheduled under the Agreement. New Grantor shall take all steps necessary and required under the Agreement to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against New Grantor’s Collateral.

IN WITNESS WHEREOF, the New Grantor has executed and delivered this Annex I counterpart to the Agreement as of this      day of              , 201[    ].

[NAME OF NEW GRANTOR]

By:
Title: